> News Release
Newell Rubbermaid Reports Fourth Quarter
and Full Year 2007 Results
•	Achieves sales, margin and profit improvement targets for 2nd consecutive year
•	Eclipses gross margin milestone of 35 percent one year earlier than expected
•	Reaffirms 2008 EPS guidance while continuing brand building reinvestment; adjusts 2008 sales outlook in light of tougher economic environment
ATLANTA, January 31, 2008 — Newell Rubbermaid (NYSE: NWL) today announced its fourth quarter and full year 2007 results.
Full Year Financial Highlights
Net sales grew 3.3 percent to $6.41 billion, compared to $6.20 billion in the prior year. Foreign exchange contributed 2.0 percent to sales growth. Growth was led by a high single-digit increase in the Home & Family segment and a mid single-digit increase in the Cleaning, Organization & Décor segment.
“For the second consecutive year, we made strong progress on our multi-year journey to become a best-in-class global consumer products company,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “Our employees worked extremely hard to drive our key organizational initiatives, including successfully launching SAP in our North American Office Products business, executing numerous restructuring projects, making the necessary investments to become a more consumer-centric and global branded marketing organization, and embracing cultural change, all while delivering on our full year financial commitments.”
Gross margin was 35.2 percent, a 185 basis point improvement over the prior year. The expansion reflects ongoing productivity initiatives, savings from Project Acceleration and favorable mix.
Excluding Project Acceleration restructuring costs of $86.0 million in 2007 and $66.4 million in 2006, operating income improved $103.3 million to $826.3 million, a 14 percent increase over the prior year, and as a percent of sales, improved from 11.7 to 12.9 percent.
Normalized earnings, which exclude Project Acceleration restructuring costs and one-time tax items, were $1.82 per diluted share, a 20 percent increase over the prior year’s result of $1.52 per diluted share.
Income from continuing operations, as reported, was $479.2 million, or $1.72 per diluted share, compared to $470.7 million, or $1.71 per diluted share, in the prior year.
Excluding Project Acceleration restructuring costs, income from continuing operations was $548.8 million, or $1.97 per diluted share, compared to the prior year’s result of $518.9 million, or $1.88

> News Release
per diluted share. Income from continuing operations in 2007 included one-time tax benefits of $41.3 million, or $0.15 per diluted share, versus $0.36 per diluted share in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Operating cash flow was $655.3 million, compared to $643.4 million for the prior year. Capital expenditures were $157.3 million, compared to $138.3 million for the prior year.
Free cash flow, defined as operating cash flow less capital expenditures, as a percentage of net earnings was 107 percent. The company returned $234.7 million to shareholders through cash dividends.
A reconciliation of the full year 2007 and last year’s results is as follows:

	FY 2007	FY 2006
Diluted earnings per share from continuing operations (as reported):	$1.72	$1.71

Project Acceleration restructuring costs	$0.25	$0.17

Diluted earnings per share from continuing operations (excluding charges):	$1.97	$1.88

Tax benefits	$(0.15)	$(0.36)

“Normalized” EPS:	$1.82	$1.52
Quarterly Financial Highlights
Net sales increased 0.3 percent in the fourth quarter, consistent with the guidance communicated in late November. Mid single-digit sales growth in the Cleaning, Organization & Décor and Home & Family segments was partially offset by a high single-digit decline in the Office Products segment, reflecting the recent slowdown in the North American office products retail environment and commensurate inventory reductions taken at key retailers.
Gross margin improved to 35.1 percent, a 212 basis point improvement over the prior year, marking the 11th consecutive quarter of gross margin expansion for the company. The expansion was driven primarily by favorable mix and productivity improvements, including the impact of Project Acceleration.
Excluding Project Acceleration restructuring costs of $32.3 million in 2007 and $16.1 million in 2006, operating income improved $22.2 million to $205.2 million, a 12 percent increase over the prior year.
Normalized earnings, which exclude Project Acceleration restructuring costs and one-time tax items, were $0.47 per diluted share, an 11 percent increase over the prior year’s result of $0.42 per diluted share.

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Income from continuing operations, as reported, was $101.0 million, or $0.36 per diluted share, compared to $92.3 million, or $0.33 per diluted share, in the prior year.
Excluding Project Acceleration restructuring costs, income from continuing operations was $131.2 million, or $0.47 per diluted share, compared to the prior year’s result of $104.2 million, or $0.38 per diluted share. Income from continuing operations in the fourth quarter 2006 included the reversal of one-time tax benefits totaling $13.0 million, or $0.05 per diluted share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
A reconciliation of the fourth quarter 2007 and last year’s results is as follows:

	Q4 2007	Q4 2006
Diluted earnings per share from continuing operations (as reported):	$0.36	$0.33

Project Acceleration restructuring costs	$0.11	$0.05

Diluted earnings per share from continuing operations (excluding charges):	$0.47	$0.38

Reversal of tax benefits	$0.00	$0.05

“Normalized” EPS:	$0.47	$0.42
2008 Full Year Guidance
The company now expects sales growth of 2 to 3 percent, compared to management’s previous expectation of 3 to 5 percent, reflecting the worsening economic conditions in North America which the company does not expect to improve in 2008.
Savings from Project Acceleration, combined with ongoing productivity initiatives and favorable product mix, are expected to drive gross margin expansion in excess of 100 basis points. Despite the weakening economy, the company continues to expect to reinvest approximately half of this expansion in strategic brand building and corporate initiatives.
The company continues to expect sales growth and gross margin expansion to drive normalized earnings to a range of $1.95 to $2.00 per diluted share.
Operating cash flow is expected to be between $600 and $650 million, including approximately $100 million in restructuring cash payments. Capital expenditures are anticipated to range from $160 to $180 million.

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2008 First Quarter Guidance
The company expects sales to increase 2 to 4 percent, driven by strong growth in the Home & Family segment and Rubbermaid Commercial business.
The company anticipates normalized earnings will be $0.27 per diluted share, approximately flat to last year.
A reconciliation of the first quarter and full year 2008 earnings outlook is as follows:

	Q1 2008	FY 2008
Diluted earnings per share from continuing operations (as reported):	$0.15 - $0.17	$1.50 - $1.55

Project Acceleration restructuring costs	$0.10 - $0.12	$0.44 - $0.47

Diluted earnings per share from continuing operations (excluding charges):	$0.27	$1.95 - $2.00

Tax benefits	$0.00	$0.00

“Normalized” EPS:	$0.27	$1.95 - $2.00
Conference Call
The company’s fourth quarter 2007 earnings conference call is scheduled for today, January 31, 2008, at 9:00 a.m. ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands;

> News Release
our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and Exhibit 99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this news release is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About Newell Rubbermaid
Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with sales of over $6 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, DYMO®, Waterman®, Parker®, Goody®, BernzOmatic® and Amerock®. The company is headquartered in Atlanta, Ga., and has approximately 22,500 employees worldwide.
This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:
Ron Hardnock	David Doolittle
Vice President, Investor Relations	Vice President, Corporate Communications
+1 (770) 407-3994	+1 (770) 407-3613
NWL-EA

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended December 31,
	2007			2006			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,642.5	$—	$1,642.5	$1,638.2	$—	$1,638.2	0.3%
Cost of products sold	1,066.6	—	1,066.6	1,098.5	—	1,098.5

GROSS MARGIN	575.9	—	575.9	539.7	—	539.7	6.7%
% of sales	35.1%		35.1%	32.9%		32.9%
Selling, general & administrative expenses	370.7	—	370.7	356.7	—	356.7	3.9%
% of sales	22.6%		22.6%	21.8%		21.8%

Restructuring costs	32.3	(32.3)	—	16.1	(16.1)	—

OPERATING INCOME	172.9	32.3	205.2	166.9	16.1	183.0	12.1%
% of sales	10.5%		12.5%	10.2%		11.2%

Nonoperating expenses:
Interest expense, net	21.2	—	21.2	29.8	—	29.8
Other expense, net	2.9	—	2.9	2.0	—	2.0

	24.1	—	24.1	31.8	—	31.8	(24.2)%

INCOME BEFORE INCOME TAXES	148.8	32.3	181.1	135.1	16.1	151.2	19.8%
% of sales	9.1%		11.0%	8.2%		9.2%

Income taxes	47.8	2.1	49.9	42.8	4.2	47.0	6.2%
Effective rate	32.1%		27.6%	31.7%		31.1%

INCOME FROM CONTINUING OPERATIONS	101.0	30.2	131.2	92.3	11.9	104.2	25.9%
% of sales	6.1%		8.0%	5.6%		6.4%

Discontinued operations, net of tax:
Net gain/(loss)	4.4	(4.4)	—	9.9	(9.9)	—

NET INCOME	$105.4	$25.8	$131.2	$102.2	$2.0	$104.2	25.9%

% of sales	6.4%		8.0%	6.2%		6.4%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.37	$0.11	$0.48	$0.34	$0.04	$0.38
Diluted	$0.36	$0.11	$0.47	$0.33	$0.04	$0.38

GAIN/(LOSS) PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$0.02	$(0.02)	$—	$0.04	$(0.04)	$—
Diluted	$0.02	$(0.02)	$—	$0.04	$(0.04)	$—

EARNINGS PER SHARE:
Basic	$0.38	$0.09	$0.48	$0.37	$0.01	$0.38
Diluted	$0.38	$0.09	$0.47	$0.37	$0.01	$0.38

AVERAGE SHARES OUTSTANDING:
Basic	276.1		276.1	274.8		274.8
Diluted	277.8		286.1	275.9		275.9

(1)	Charges excluded from “as reported” results for 2007 consist of $32.3 million of Project Acceleration restructuring costs and the associated tax effects and a $4.4 million net gain related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2006 consist of $16.1 million of Project Acceleration restructuring costs and the associated tax effects and a $9.9 million net gain related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Twelve Months Ended December 31,
	2007			2006			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$6,407.3	$—	$6,407.3	$6,201.0	$—	$6,201.0	3.3%
Cost of products sold	4,150.1	—	4,150.1	4,131.0	—	4,131.0

GROSS MARGIN	2,257.2	—	2,257.2	2,070.0	—	2,070.0	9.0%
% of sales	35.2%		35.2%	33.4%		33.4%

Selling, general & administrative expenses	1,430.9	—	1,430.9	1,347.0	—	1,347.0	6.2%
% of sales	22.3%		22.3%	21.7%		21.7%

Restructuring costs	86.0	(86.0)	—	66.4	(66.4)	—

OPERATING INCOME	740.3	86.0	826.3	656.6	66.4	723.0	14.3%
% of sales	11.6%		12.9%	10.6%		11.7%

Nonoperating expenses:
Interest expense, net	104.1	—	104.1	132.0	—	132.0
Other expense, net	7.3	—	7.3	9.7	—	9.7

	111.4	—	111.4	141.7	—	141.7	(21.4)%

INCOME BEFORE INCOME TAXES	628.9	86.0	714.9	514.9	66.4	581.3	23.0%
% of sales	9.8%		11.2%	8.3%		9.4%
Income taxes	149.7	16.4	166.1	44.2	18.2	62.4	166.2%
Effective rate	23.8%		23.2%	8.6%		10.7%

INCOME FROM CONTINUING OPERATIONS	479.2	69.6	548.8	470.7	48.2	518.9	5.8%
% of sales	7.5%		8.6%	7.6%		8.4%

Discontinued operations, net of tax:
Net loss	(12.1)	12.1	—	(85.7)	85.7	—

NET INCOME	$467.1	$81.7	$548.8	$385.0	$133.9	$518.9	5.8%

% of sales	7.3%		8.6%	6.2%		8.4%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.74	$0.25	$1.99	$1.71	$0.18	$1.89
Diluted	$1.72	$0.25	$1.97	$1.71	$0.17	$1.88

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.04)	$0.04	$—	$(0.31)	$0.31	$—
Diluted	$(0.04)	$0.04	$—	$(0.31)	$0.31	$—

EARNINGS PER SHARE:
Basic	$1.69	$0.30	$1.99	$1.40	$0.49	$1.89
Diluted	$1.68	$0.29	$1.97	$1.40	$0.48	$1.88

AVERAGE SHARES OUTSTANDING:
Basic	276.0		276.0	274.6		274.6
Diluted	286.1		286.1	275.5		283.8

(1)	Charges excluded from “as reported” results for 2007 consist of $86.0 million of Project Acceleration restructuring costs and the associated tax effects and a $12.1 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2006 consist of $66.4 million of Project Acceleration restructuring costs and the associated tax effects and a $85.7 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	December 31,	December 31,
	2007	2006
Assets:

Cash and cash equivalents	$329.2	$201.0
Accounts receivable, net	1,166.4	1,113.6
Inventories, net	940.4	850.6
Deferred income taxes	102.0	110.1
Prepaid expenses and other	113.7	133.5
Current assets of discontinued operations	—	68.1

Total Current Assets	2,651.7	2,476.9

Property, plant and equipment, net	688.6	746.9
Deferred income taxes	29.4	1.3
Goodwill	2,608.7	2,435.7
Other intangible assets, net	501.8	458.8
Other assets	202.7	190.9

Total Assets	$6,682.9	$6,310.5

Liabilities and Stockholders’ Equity:

Accounts payable	$616.9	$549.9
Accrued compensation	170.7	177.9
Other accrued liabilities	744.7	710.9
Income taxes payable	44.0	144.3
Notes payable	15.3	23.9
Current portion of long-term debt	972.2	253.6
Current liabilities of discontinued operations	—	36.1

Total Current Liabilities	2,563.8	1,896.6

Long-term debt	1,197.4	1,972.3
Other non-current liabilities	674.4	551.4

Stockholders’ Equity	2,247.3	1,890.2

Total Liabilities and Stockholders’ Equity	$6,682.9	$6,310.5

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	Twelve Months Ended December 31,
	2007	2006
Operating Activities:
Net income	$467.1	$385.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	177.0	193.3
Deferred income taxes	(0.9)	(5.0)
Impairment charges	—	50.9
Non-cash restructuring costs	27.7	27.2
Gain on sale of assets	—	(4.5)
Stock-based compensation expense	36.4	44.0
Loss/(gain) on disposal of discontinued operations	11.9	(0.7)
Non-cash income tax benefits	(41.3)	(102.8)
Other	(3.4)	(12.9)
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(7.9)	25.1
Inventories	(53.6)	(32.2)
Accounts payable	54.0	(51.0)
Accrued liabilities and other	(11.7)	96.9
Discontinued operations	—	30.1

Net cash provided by operating activities	$655.3	$643.4

Investing Activities:
Acquisitions, net of cash acquired	$(106.0)	$(60.6)
Capital expenditures	(157.3)	(138.3)
Disposals of non-current assets and sales of businesses	(2.3)	187.0

Net cash used in investing activities	$(265.6)	$(11.9)

Financing Activities:
Proceeds from issuance of debt	$420.8	$177.0
Payments on notes payable and debt	(478.3)	(511.0)
Cash dividends	(234.7)	(232.8)
Proceeds from exercised stock options and other	25.4	16.7

Net cash used in financing activities	$(266.8)	$(550.1)

Currency rate effect on cash and cash equivalents	$5.3	$4.1

Increase in cash and cash equivalents	$128.2	$85.5
Cash and cash equivalents at beginning of year	201.0	115.5

Cash and cash equivalents at end of year	$329.2	$201.0

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	Three Months Ended December 31,
	2007	2006
Free Cash Flow (in millions):

Net cash provided by operating activities	$199.1	$239.1
Capital expenditures	(47.3)	(44.2)

Free Cash Flow	$151.8	$194.9

	Twelve Months Ended December 31,
	2007	2006
Free Cash Flow (in millions):

Net cash provided by operating activities	$655.3	$643.4
Capital expenditures	(157.3)	(138.3)

Free Cash Flow	$498.0	$505.1

(1)	Free Cash Flow is defined as cash flow provided by operating activities less capital expenditures.

Newell Rubbermaid Inc.
Financial Worksheet
(In Millions)

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning, Organization & Décor	$457.4	$57.2	$—	$57.2	12.5%	$449.7	$38.4	$—	$38.4	8.5%	$7.7	1.7%	$18.8	49.0%
Office Products	406.3	35.2	—	35.2	8.7%	390.8	32.3	—	32.3	8.3%	15.5	4.0%	2.9	9.0%
Tools & Hardware	293.9	34.2	—	34.2	11.6%	276.8	33.1	—	33.1	12.0%	17.1	6.2%	1.1	3.3%
Home & Family	226.8	30.4	—	30.4	13.4%	225.3	32.7	—	32.7	14.5%	1.5	0.7%	(2.3)	(7.0)%

Restructuring Costs		(15.5)	15.5	—			(9.1)	9.1	—				—
Corporate		(20.7)	—	(20.7)			(17.6)	—	(17.6)				(3.1)

Total	$1,384.4	$120.8	$15.5	$136.3	9.8%	$1,342.6	$109.8	$9.1	$118.9	8.9%	$41.8	3.1%	$17.4	14.6%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning, Organization & Décor	$544.4	$81.2	$—	$81.2	14.9%	$509.9	$57.3	$—	$57.3	11.2%	$34.5	6.8%	$23.9	41.7%
Office Products	587.5	109.0	—	109.0	18.6%	579.1	99.9	—	99.9	17.3%	8.4	1.5%	9.1	9.1%
Tools & Hardware	324.6	47.7	—	47.7	14.7%	328.8	53.8	—	53.8	16.4%	(4.2)	(1.3)%	(6.1)	(11.3)%
Home & Family	236.6	31.3	—	31.3	13.2%	216.3	29.8	—	29.8	13.8%	20.3	9.4%	1.5	5.0%

Restructuring Costs		(15.5)	15.5	—			(19.1)	19.1	—				—
Corporate		(20.9)	—	(20.9)			(20.0)	—	(20.0)				(0.9)

Total	$1,693.1	$232.8	$15.5	$248.3	14.7%	$1,634.1	$201.7	$19.1	$220.8	13.5%	$59.0	3.6%	$27.5	12.5%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning, Organization & Décor	$547.2	$83.7	$—	$83.7	15.3%	$519.3	$67.8	$—	$67.8	13.1%	$28.0	5.4%	$15.9	23.5%
Office Products	544.9	84.2	—	84.2	15.5%	517.5	75.7	—	75.7	14.6%	27.4	5.3%	8.5	11.2%
Tools & Hardware	335.9	51.3	—	51.3	15.3%	324.4	46.2	—	46.2	14.2%	11.5	3.5%	5.1	11.0%
Home & Family	259.3	37.2	—	37.2	14.3%	224.9	28.9	—	28.9	12.9%	34.4	15.3%	8.3	28.7%

Restructuring Costs		(22.7)	22.7	—			(22.1)	22.1	—				—
Corporate		(19.9)	—	(19.9)			(18.3)	—	(18.3)				(1.6)

Total	$1,687.3	$213.8	$22.7	$236.5	14.0%	$1,586.1	$178.2	$22.1	$200.3	12.6%	$101.3	6.4%	$36.2	18.1%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q4:
Cleaning, Organization & Décor	$547.4	$51.2		$51.2	9.4%	$516.8	$45.6		$45.6	8.8%	$30.6	5.9%	$5.6	12.3%
Office Products	503.6	89.5		89.5	17.8%	544.2	79.1		79.1	14.5%	(40.6)	(7.5)%	10.4	13.1%
Tools & Hardware	334.3	48.3		48.3	14.4%	332.2	51.9		51.9	15.6%	2.1	0.6%	(3.6)	(6.9)%
Home & Family	257.2	36.7		36.7	14.3%	245.0	26.5		26.5	10.8%	12.2	5.0%	10.2	38.5%

Restructuring Costs		(32.3)	32.3	—			(16.1)	16.1	—				—
Corporate		(20.5)		(20.5)			(20.1)		(20.1)				(0.4)

Total	$1,642.5	$172.9	$32.3	$205.2	12.5%	$1,638.2	$166.9	$16.1	$183.0	11.2%	$4.3	0.3%	$22.2	12.1%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning, Organization & Décor	$2,096.4	$273.3	$—	$273.3	13.0%	$1,995.7	$209.1	$—	$209.1	10.5%	$100.7	5.0%	$64.2	30.7%
Office Products	2,042.3	317.9	—	317.9	15.6%	2,031.6	287.0	—	287.0	14.1%	10.7	0.5%	30.9	10.8%
Tools & Hardware	1,288.7	181.5	—	181.5	14.1%	1,262.2	185.0	—	185.0	14.7%	26.5	2.1%	(3.5)	(1.9)%
Home & Family	979.9	135.6	—	135.6	13.8%	911.5	117.9	—	117.9	12.9%	68.4	7.5%	17.7	15.0%

Restructuring Costs		(86.0)	86.0	—			(66.4)	66.4	—				—
Corporate		(82.0)	—	(82.0)			(76.0)	—	(76.0)				(6.0)

Total	$6,407.3	$740.3	$86.0	$826.3	12.9%	$6,201.0	$656.6	$66.4	$723.0	11.7%	$206.3	3.3%	$103.3	14.3%

(1)	Charges are related to restructuring.

(2)	Excluding restructuring charges.

Newell Rubbermaid Inc.
Three Months Ended December 31, 2007
In Millions
Currency Analysis

	2007			2006	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$547.4	$(11.0)	$536.4	$516.8	3.8%	5.9%	2.1%
Office Products	503.6	(23.7)	479.9	544.2	(11.8)%	(7.5)%	4.4%
Tools & Hardware	334.3	(12.4)	321.9	332.2	(3.1)%	0.6%	3.7%
Home & Family	257.2	(5.0)	252.2	245.0	2.9%	5.0%	2.0%

Total Company	$1,642.5	$(52.1)	$1,590.4	$1,638.2	(2.9)%	0.3%	3.2%

By Geography

United States	$1,143.8	$—	$1,143.8	$1,188.2	(3.7)%	(3.7)%	0.0%
Canada	117.5	(16.1)	101.4	100.6	0.8%	16.8%	16.0%

North America	1,261.3	(16.1)	1,245.2	1,288.8	(3.4)%	(2.1)%	1.2%

Europe	244.4	(23.8)	220.6	223.4	(1.3)%	9.4%	10.7%
Central & South America	66.8	(5.7)	61.1	68.7	(11.1)%	(2.8)%	8.3%
All Other	70.0	(6.5)	63.5	57.3	10.8%	22.2%	11.3%

Total Company	$1,642.5	$(52.1)	$1,590.4	$1,638.2	(2.9)%	0.3%	3.2%

Newell Rubbermaid Inc.
Twelve Months Ended December 31, 2007
In Millions
Currency Analysis

	2007			2006	Year-over-year Increase
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$2,096.4	$(18.5)	$2,077.9	$1,995.7	4.1%	5.0%	0.9%
Office Products	2,042.3	(60.8)	1,981.5	2,031.6	(2.5)%	0.5%	3.0%
Tools & Hardware	1,288.7	(31.6)	1,257.1	1,262.2	(0.4)%	2.1%	2.5%
Home & Family	979.9	(14.1)	965.8	911.5	6.0%	7.5%	1.5%

Total Company	$6,407.3	$(125.0)	$6,282.3	$6,201.0	1.3%	3.3%	2.0%

By Geography

United States	$4,624.3	$—	$4,624.3	$4,603.4	0.5%	0.5%	0.0%
Canada	425.7	(24.1)	401.6	387.9	3.5%	9.7%	6.2%

North America	5,050.0	(24.1)	5,025.9	4,991.3	0.7%	1.2%	0.5%

Europe	879.5	(74.1)	805.4	781.0	3.1%	12.6%	9.5%
Central & South America	250.2	(11.1)	239.1	239.3	(0.1)%	4.6%	4.6%
All Other	227.6	(15.7)	211.9	189.4	11.9%	20.2%	8.3%

Total Company	$6,407.3	$(125.0)	$6,282.3	$6,201.0	1.3%	3.3%	2.0%

NewellRubbermaid
Brands That Matter

Q4 2007 Earnings Call Presentation

January 31, 2008

Q4 2007 Earnings Call Presentation January 31, 2008 DRAFT.V4

Forward-Looking Statements The statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "anticipate," "expect," "project," "will," "believes," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the third quarter 2007 Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.

Transformation Progress: 2005-2007 Results

Newell Rubbermaid
Brands That Matter

	2005	2006	2007
Net Sales	$5,717M	$6,201M +4.7% [2]	$6,407M +3.3% [2]
Gross Margin	30.8%	33.4% +260bps	35.2% +185bps
Strategic SG&A (as a % of net sales)	3.9%	5.5%	6.2%
Operating Income [1]	$619M 10.8%	+$104M 11.7%	+$103M 12.9%
"Normalized" EPS [1]	$1.25	$1.52 +22%	$1.82 +20%

3

Transformation Progress: 2005-2007 Results 2006 $6,201M +4.7% [2] 2007 Net Sales 2005 $5,717M $6,407M +3.3% [2] 33.4% +260bps Gross Margin 30.8% 35.2% +185bps 5.5% Strategic SG&A 3.9% 6.2% Operating Income [1] $619M 10.8% $1.52 +22% "Normalized" EPS [1] $1.25 $1.82 +20% +$104M 11.7% +$103M 12.9% [ 1 ] See reconciliation for additional detail [ 2 ] Internal Sales Growth: Defined as net sales growth excluding significant acquisitions (as a % of net sales)

Achieved Growth Trifecta, including Sales, Gross Margin and Profit Improvement, for 2nd Consecutive Year Reaffirmation that the business model is working Marketing Build & Transform Added top executive talent to management ranks Created detailed roadmap for achieving brand building excellence Developed and launched Marketing Excellence training programs Increased investment in strategic brand building Project Acceleration Recognized $60 million in savings in 2007 and expect to save another $60 million in 2008 - Total program savings and expenses remain on track Recently announced 5th multi-branded distribution facility Successful SAP Conversion in Office Products - North America Changing the Culture Identified and embraced one common set of company values Co-located several business units and locations to enable greater sharing of best practices and leverage talent throughout the organization Launched one, common global organizational structure Multi-Year Transformation - 2007 Progress

Net sales growth of 3.3% High single digit growth in the Home & Family segment, mid single digit growth in the Cleaning, Organization & Decor segment, low single digit growth in Tools & Hardware segment, and slight growth in the Office Products segment. Expanded gross margins 185 basis points to 35.2% Driven by Project Acceleration, Productivity, and Mix Increased investment in strategic SG&A to 6.2% Improved operating income by $103 million or 14%, excluding Project Acceleration charges Improved operating income percent to 12.9% or 120 basis points, excluding Project Acceleration charges Increased "Normalized" EPS by $0.30 or 20% to $1.82 Delivered operating cash flow of $655 million Full Year 2007 Financial Summary

FY 2008 Guidance

Newell Rubbermaid
Brands That Matter

Internal Sales Growth	+2% to +3%
Gross Margin Expansion	+100 bps
"Normalized" EPS [1]	$1.95 - $2.00
Cash Flow from Operations	$600 million to $650 million
Capital Expenditures	$160 million to $180 million

[1] Excludes Project Acceleration restructuring costs

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6

FY 2008 Guidance

Q1 2008 Guidance

Internal Sales Growth	+2% to +4%
"Normalized" Earnings Per Share [1]	$0.27

[1] Excludes Project Acceleration restructuring costs

7

Q1 2008 Guidance

Q1 2007 Actual to Q1 2008 Guidance [1]	
Q1 2007 Actual	$0.28
Tax Benefit	($0.01)
Q1 2007 "Normalized" EPS	$0.27
Q1 2008 "Normalized" EPS Guidance	$0.27

FY 2007 Actual to FY 2008 Guidance [1]	
FY 2007 Actual	$1.97
Tax Benefit	($0.15)
FY 2007 "Normalized" EPS	$1.82
Earnings Improvement	$0.13 to $0.18
"Normalized" EPS Range [2]	$1.95 to $2.00

[1] Reconciliation excludes Project Acceleration restructuring costs

[2] "Normalized" EPS range communicated in the Q4 2007 Earnings Press Release

8

EPS Walk: Prior Year to Q1 2008 and FY 2008 Guidance

NewellRubbermaid
Brands That Matter

Previous Guidance to 2007 Actual [1]	
2007 Mid Point of EPS Range [2]	$1.95
Tax Benefit	($0.15)
2007 "Normalized" EPS Midpoint [2]	$1.80
Earnings Improvement	$0.02
2007 "Normalized" EPS	$1.82

2006 Actual to 2007 Actual [1]	
2006 Actual	$1.88
Tax Benefit	($0.36)
2006 "Normalized" EPS	$1.52
Earnings Improvement	$0.30
2007 "Normalized" EPS	$1.82
Year over Year "Normalized" EPS Improvement	19.7%

[1] Excludes Project Acceleration restructuring costs

[2] Reflects the mid point of the diluted EPS from continuing operations, excluding charges, range communicated in the Q4 2007 Earnings Pre-Release on 11/26/07

9

EPS Walk: Previous Guidance and Prior Year to FY 2007

Previous Guidance to Q407 Actual [1]	
Mid Point of Range [2]	$0.45
Tax Benefit	$0.00
Q4 2007 "Normalized" EPS mid-point	$0.45
Earnings Improvement	$0.02
Q4 2007 "Normalized" EPS	$0.47

Q406 Actual to Q407 Actual [1]	
Q4 2006 Actual	$0.37
Reversal of Tax Benefit	$0.05
Q4 2006 "Normalized" EPS [3]	$0.42
Earnings Improvement	$0.05
Q4 2007 "Normalized" EPS	$0.47
Quarter over Quarter % EPS Improvement	12.0%

[1] Reconciliation excludes Project Acceleration restructuring costs

[2] Reflects the mid point of the diluted EPS from continuing operations, excluding charges, range communicated in the Q4 2007 Earnings Pre-Release on 11/26/07

[3] Some items do not tie due to rounding

10

EPS Walk: Previous Guidance and Prior Year to Q407

Appendix

Reconciliation: Q406 and Q407 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	Q4 2006	Q4 2007
Diluted earnings per share from continuing operations (as reported)	$0.33	$0.36
Project Acceleration restructuring costs	$0.05	$0.11
Diluted earnings per share from continuing operations (excl. charges)	$0.37	$0.47
Reversal of Tax benefit	$0.05	$0.00
"Normalized" EPS [1]	$0.42	$0.47

[1] Items may not tie due to rounding

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO Amerock
12

Reconciliation: Q406 and Q407 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	Q4 2007 [1]	FY 2007 [1]
Diluted earnings per share from continuing operations (as reported)	$0.35 - $0.37	$1.69 - $1.71
Project Acceleration restructuring costs	$0.06 - $0.12	$0.22 - $0.28
Diluted earnings per share from continuing operations (excl. charges)	$0.44 - $0.46	$1.94 - $1.96
Tax benefit	-	($0.15)
"Normalized" EPS [1]	$0.44 - $0.46	$1.79 - $1.81

[1] Reflects the range communicated on the Q4 2007 Pre-release on 11/26/07

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN LENOX PAPERMATE LEVOLOR PARKER DYMO Amerock
13

Reconciliation: Prior Guidance for Q407 and FY07 "Normalized" EPS

Reconciliation: Q1 2008 and FY 2008 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	Q1 2008 [1]	FY 2008 [1]
Diluted earnings per share from continuing operations (as reported)	$0.15 - $0.17	$1.50 - $1.55
Project Acceleration restructuring costs	$0.10 - $0.12	$0.44 - $0.47
Diluted earnings per share from continuing operations (excl. charges)	$0.27	$1.95 - $2.00
Tax benefit	-	-
"Normalized" EPS [1]	$0.27	$1.95 - $2.00

[1] Reflects the range and/or guidance communicated on the Q4 2007 Earnings Release

14

Reconciliation: Q1 2008 and FY 2008 "Normalized" EPS

Reconciliation: Q107 “Normalized” EPS

Newell Rubbermaid
Brands That Matter

	Q1 2007
Diluted earnings per share from continuing operations (as reported)	$0.23
Project Acceleration restructuring costs	$0.05
Diluted earnings per share from continuing operations (excl. charges)	$0.28
Tax benefit	($0.01)
"Normalized" EPS	$0.27

15

Reconciliation: Q107 "Normalized" EPS

Reconciliation: FY 2005, 2006, & 2007 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	FY 2005	FY 2006	FY 2007
Diluted earnings per share from continuing operations (as reported)	$1.48	$1.71	$1.72
Project Acceleration Restructuring costs	$0.12	$0.17	$0.25
Diluted earnings per share from continuing operations (excluding charges)	$1.60	$1.88	$1.97
One time events:			
Tax Benefit	($0.27)	($0.36)	($0.15)
Liquidation of a Foreign Entity	($0.03)	-	-
Stock Options	($0.05)	-	-
Pension Curtailment/Other	($0.05)	-	-
Restructuring Classified as Continuing Income	$0.05	-	-
"Normalized" EPS	$1.25	$1.52	$1.82

16

Reconciliation: FY 2005, 2006, & 2007 "Normalized" EPS

Operating Income, excluding charges

Newell Rubbermaid
Brands That Matter

Full Year	2005	2006	2007
Operating Income As Reported	$ 567.4	$ 656.6	$ 740.3
Add: Restructuring and other charges	$ 51.6	$ 66.4	$ 86.0
Operating Income Excluding Charges	$ 619.0	$ 723.0	$ 826.3
Net Sales		$ 6,201.0	$ 6,407.3
Operating Income % to Sales		11.7%	12.9%

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17

Operating Income, excluding charges